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            [Letterhead of Farmers New World Life Insurance Company]


September 5, 2000




Dear Farmers Life Client:

As a Farmers Variable Universal Life policyholder or Variable Annuity contract holder, I am pleased to provide you with the semi-annual fund reports for the investment options offered by Farmers Life. These reports will provide an update on each portfolio's performance as of June 30, 2000. Portfolio performance does not reflect the fees charged by the Variable Universal Life policy or Variable Annuity contract for which the portfolio is an investment option. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

I hope you that you find the enclosed information helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers agent or our Service Center toll-free, at (877) 376-8008.

As always, we appreciate and value your business and look forward to serving you again in the future.


Sincerely,


/s/ C. Paul Patsis
C. Paul Patsis
President


The following documents accompanied this letter to contract owners and is hereby incorporated by reference:

Document 1. The Semi-Annual Report of Janus Aspen Series dated June 30, 2000, that was filed with the Securities and Exchange Commission on August 23, 2000 (File No. 811-07736).

Document 2. The Semi-Annual Report of Kemper Variable Series dated June 30, 2000, that was filed with the Securities and Exchange Commission on August 22, 2000 (File No. 811-05002).

Document 3. The Semi-Annual Report of the PIMCO Variable Insurance Trust dated June 30, 2000, that was filed with the Securities and Exchange Commission on September 5, 2000 (File No. 811-08399).

Document 4. The Semi-Annual Report of Scudder Variable Life Investment Fund dated June 30, 2000, that was filed with the Securities and Exchange Commission on August 22, 2000 (File No. 811-04257).